Cuisine Solutions Board Approves Plan to Terminate Registration of Its Common Stock

ALEXANDRIA, Va., May 27, 2009 (GLOBE NEWSWIRE) -- Cuisine Solutions, Inc. (NYSE Amex:FZN) today announced that a special committee consisting of all of its independent directors has recommended, and its board of directors has approved, plans to cease the registration of the company's common stock under the Securities Exchange Act following the completion of a reverse/forward split transaction and to withdraw its shares of common stock from listing on the NYSE Amex.

Cuisine Solutions is taking these steps to avoid the substantial and increasing cost and expense of being an SEC reporting company and of regulatory compliance under the Sarbanes-Oxley Act of 2002, and to focus the company's resources on increasing long-term stockholder value. The company anticipates savings exceeding $800,000 on an annual basis as a result of the proposed deregistration and delisting transaction.

In order to deregister its shares of common stock, the company will reduce its number of stockholders of record to below 300. To accomplish this, the board of directors is proposing to amend Cuisine Solutions' certificate of incorporation to effect a reverse stock split, which would immediately be followed by a forward stock split. The special committee of the board of directors has tentatively determined a reverse/forward stock split ratio of 1-for-5,000 shares. As a result, and assuming this ratio is used, record holders owning less than 5,000 shares of common stock will receive a cash payment of $1.30 per share, and record holders owning 5,000 or more shares of common stock will retain their current numbers of shares of common stock without change. The company also anticipates making this payment available to its beneficial owners who own less than 5,000 shares of common stock (assuming this ratio is used) at the time the reverse stock split is completed.

The board of directors decided to propose these steps after concluding that the disadvantages of remaining an SEC reporting company, including compliance with the internal control provisions of the Sarbanes-Oxley Act, outweigh the benefits to the company and its stockholders. Among the factors considered were:

* the significant ongoing costs and management time and effort related to compliance with the Sarbanes-Oxley Act, including with the internal control provisions of Section 404 of that act;

* the significant ongoing costs and management time and effort involved in the preparation and filing of periodic and other reports with the SEC;

* the limited public trading volume and liquidity of the company's shares of common stock;

* enabling the company's smallest stockholders, who represent a disproportionately large number of its record holders, to liquidate their holdings in shares of common stock and receive a premium over current market prices without incurring brokerage commissions;

* the business and operations of the company are expected to continue substantially as presently conducted, except without the burden of the public company costs;

* the business may benefit by not having to reveal detailed financial and operational information to the public and its competitors;

* the determination by Bengur Bryan & Co., Inc., the independent financial advisor to the special committee, that the transaction consideration for the fractional shares is fair from a financial point of view to the unaffiliated stockholders; and

* as a result of the deregistration and delisting, the ability of the company's management and employees to focus their time, effort and resources on long-term growth and increasing long-term stockholder value.

The special committee has reserved the right to change the ratio of the stock splits or to choose an alternative to the stock splits to the extent they believe it is necessary or desirable in order to accomplish the goal of reducing the number of record holders to below 300. They may also abandon the proposed stock splits at any time prior to the completion of the proposed transaction if they believe that the proposed transaction is no longer in the best interests of the company or its stockholders.

Management and the company's board have directed its financial advisor, Bengur Bryan & Co., Inc., to continue discussions and evaluation of other strategic and financial alternatives that may be available to Cuisine Solutions. In the event that viable alternatives arise that are superior to the stock split plans discussed above, management and the board may choose to abandon or modify the stock split transaction in favor of an alternative transaction.

The company intends to submit the stock splits to stockholders for their consideration at a special meeting of the company's stockholders expected to be held during the company's first quarter of fiscal year 2010. Subject to regulatory clearance of the company's filings relating to the stock splits and stockholder approval of the stock splits, it is anticipated that the proposed transaction will become effective shortly after the special meeting, at which time the company will terminate the registration of its common stock with the Securities and Exchange Commission and delist its common stock from the NYSE Amex.

This news release contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Examples of such forward looking statements include statements concerning the completion of the transaction described herein, the proposed terms of the reverse/forward split, including the ratios and purchase price for fractional shares, the timing of the effectiveness of the reverse/forward split and the deregistration and delisting of the common stock, the anticipated cost savings from implementing the transaction described herein, and the ability of the company to grow stockholder value as a private company following the deregistration of the common stock. Actual results may differ from those expressed or implied by such forward looking statements as a result of numerous risks and uncertainties -- including, without limitation, the company's assumptions related to the timing of preparation of proxy materials and the clearance of such materials by the SEC for mailing to stockholders, the approval of the transaction described herein by stockholders, and the costs associated with the company's operations following the completion of the transaction, as well as the risks and uncertainties discussed in the "Risk Factors" sections of the company's filings with the Securities and Exchange Commission. Material changes in any of these or other financial factors may cause actual results to differ materially from any projections made herein. In addition, except as required by law, the company does not undertake and does not intend to update any forward-looking statement that it may make in this presentation or in any other context, from time to time.

THIS PRESS RELEASE IS ONLY A BRIEF DESCRIPTION OF THE PROPOSED TRANSACTION. IT IS NOT A REQUEST FOR OR SOLICITATION OF A PROXY OR AN OFFER TO ACQUIRE OR SELL ANY SHARES OF COMMON STOCK. THE COMPANY INTENDS TO FILE A PROXY STATEMENT AND OTHER REQUIRED MATERIALS, INCLUDING A SCHEDULE 13E-3, WITH THE SECURITIES AND EXCHANGE COMMISSION CONCERNING THE PROPOSED STOCK SPLITS. A COPY OF ALL FINAL PROXY MATERIALS WILL BE SENT TO STOCKHOLDERS PRIOR TO A SPECIAL MEETING OF STOCKHOLDERS AT WHICH ITS STOCKHOLDERS WILL BE ASKED TO VOTE ON THE PROPOSALS DESCRIBED IN THE MATERIALS YOU WILL RECEIVE. THE COMPANY AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE CONSIDERED TO BE PARTICIPANTS IN THE FORTHCOMING SOLICITATION OF PROXIES FROM THE COMPANY'S STOCKHOLDERS. A LIST OF THE NAMES OF THE COMPANY'S DIRECTORS AND EXECUTIVE OFFICERS, AND A DESCRIPTION OF THEIR INTERESTS IN THE COMPANY, ARE SET FORTH IN THE COMPANY'S PROXY STATEMENT FILED WITH THE SEC ON SEPTEMBER 23, 2008. STOCKHOLDERS MAY OBTAIN ADDITIONAL INFORMATION REGARDING THE INTERESTS OF PARTICIPANTS BY READING THE PROXY STATEMENT RELATED TO THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE. THE COMPANY URGES ALL STOCKHOLDERS TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS WELL AS ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THOSE DOCUMENTS WILL INCLUDE IMPORTANT INFORMATION. A FREE COPY OF ALL MATERIALS THE COMPANY FILES WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING ITS SCHEDULE 13E-3 AND PROXY STATEMENT, WILL BE AVAILABLE AT NO COST ON THE SEC'S WEBSITE AT WWW.SEC.GOV. WHEN THOSE DOCUMENTS BECOME AVAILABLE, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED BY THE COMPANY MAY ALSO BE OBTAINED WITHOUT CHARGE BY DIRECTING A REQUEST TO CUISINE SOLUTIONS, INC., 2800 EISENHOWER AVENUE, SUITE 450, ALEXANDRIA, VIRGINIA 22314, ATTENTION: SECRETARY.

CONTACT:  Cuisine Solutions, Inc.
          Ronald Zilkowski, Chief Financial Officer
          703-270-2900